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                                                                    EXHIBIT 23.1





                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Salton, Inc. on Form S-3 of our report dated September 3, 1999, appearing in the Annual Report on Form 10-K of Salton, Inc. for the year ended June 26, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus, which is part of this Registration Statement.




Chicago, Illinois
February 22, 2000